Exhibit 10.5

EXECUTION VERSION

JOINDER AGREEMENT
This Joinder Agreement is dated as of August 5, 2013 (this “Agreement”), by and among each of the financial institutions set forth on Schedule A annexed hereto (each a “New Term Loan Lender” and collectively the “New Term Loan Lenders”), Valeant Pharmaceuticals International, Inc., a corporation continued under the federal laws of Canada (“Borrower”), the undersigned subsidiaries of Borrower and Goldman Sachs Lending Partners LLC (“GSLP”), as Administrative Agent and Collateral Agent.
RECITALS:
WHEREAS, reference is hereby made to the Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, as amended by Amendment No. 1, dated as of March 6, 2012, by Amendment No. 2, dated as of September 10, 2012, by Amendment No. 3, dated as of January 24, 2013, by Amendment No. 4, dated as of February 21, 2013, by Amendment No. 5, dated as of June 6, 2013, by Amendment No. 6, dated as of June 26, 2013, as further amended by the Joinder Agreement, dated as of June 14, 2012, by the Joinder Agreement, dated as of July 9, 2012, by the Joinder Agreement, dated as of September 11, 2012, by the Joinder Agreement dated as of October 2, 2012, and by the Joinder Agreement, dated as of December 11, 2012 (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Borrower, certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto from time to time, GSLP, J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. (“JPMorgan”) and Morgan Stanley, as Co-Syndication Agents, JPMorgan, as Issuing Bank, GSLP, as Administrative Agent and Collateral Agent, and the other Agents party thereto;
WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may obtain New Revolving Loan Commitments and/or New Term Loan Commitments by entering into one or more Joinder Agreements with the New Term Loan Lenders; and
WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the Credit Agreement may, without the consent of any other Lenders, be amended as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of Section 2.25 of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each New Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto;

and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Each New Term Loan Lender hereby commits to provide its respective New Term Loan Commitment (each a “Series A-2 Tranche A Term Loan Commitment”) as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

1.
Applicable Margin. The Applicable Margin for each New Term Loan made pursuant to this Agreement (each a “Series A-2 Tranche A Term Loan”) shall mean the percentages per annum set forth in the table below, based upon the Leverage Ratio of Borrower, as of the last day of the most recently ended Fiscal Quarter for which financial statements were required to have been delivered pursuant to Section 5.1(a) or (b) of the Credit Agreement:

Pricing Level	Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans
I	> 4.0 to 1.0	2.25%	1.25%
II	≤ 4.0 to 1.0 but > 3.25 to 1.0	2.00%	1.00%
III	≤ 3.25 to 1.0	1.75%	0.75%

2.
Principal Payments. Borrower shall make principal payments on the Series A-2 Tranche A Term Loans in installments on the dates and in the amounts equal to the percentage set forth below of an amount equal to the aggregate principal amount of the Series A-2 Tranche A Term Loans outstanding as of the date hereof:

Amortization Date	Series A-2 Tranche A Term Loan Installments
September 30, 2013	2.5%
December 31, 2013	2.5%
March 31, 2014	5.0%
June 30, 2014	5.0%
September 30, 2014	5.0%
December 31, 2014	5.0%
March 31, 2015	5.0%
June 30, 2015	5.0%
September 30, 2015	5.0%
December 31, 2015	5.0%
March 31, 2016	5.0%
Series A-2 Tranche A Term Loan Maturity Date	Remaining Balance

3.
Voluntary and Mandatory Prepayments. Scheduled installments of principal of the Series A-2 Tranche A Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Series A-2 Tranche A Term Loans in accordance with Sections 2.12, 2.13, 2.14 and 2.15 of the Credit Agreement respectively.

4.
Closing Fee / OID. Borrower agrees to pay on the date hereof to Administrative Agent, for the account of each New Term Loan Lender party to this Agreement, as fee compensation for the funding of such New Term Loan Lender’s Series A-2 Tranche A Term Loans, a closing fee in an amount equal to 1.50% of the aggregate principal amount of such New Term Loan Lender’s Series A-2 Tranche A Term Loans funded as of the date hereof.

5.
Ticking Fee. Administrative Agent shall receive from Borrower, for the account of the New Term Loan Lenders, a nonrefundable ticking fee on the aggregate principal amount of such New Term Lender’s Series A-2 Tranche A Term Loan Commitment as of the date that the Series A-2 Tranche A Term Loans have been priced (the “Pricing Date”) (the “Ticking Fee”), which fee will commence accruing as of the 31st day after the Pricing Date and expiring on the Ticking Fee Payment Date (as defined below), at a rate per annum equal to 2.25%, and shall be payable on the date (the “Ticking Fee Payment Date”) that is the earliest to occur of (x) the first to occur of (1) the consummation of the acquisition (the “Acquisition”) by the Borrower of 100% of the capital stock of Bausch & Lomb Holdings Incorporated (“Bausch & Lomb”) pursuant to the agreement and plan of merger, dated as of May 24, 2013, among the Borrower, Valeant Pharmaceuticals International, a Delaware corporation (“VPI”), Stratos Merger Corp., a Delaware corporation and a wholly owned subsidiary of VPI, and Bausch & Lomb (the “Bausch & Lomb Acquisition Agreement”), (2) the abandonment or termination of the Bausch & Lomb Acquisition Agreement and (3) 5:00 p.m. New York time on November 24, 2013 and (y) the Series A-2 Tranche A Term Loan Funding Date (as defined below); which such Ticking Fee shall be calculated at a rate per annum, calculated on the basis of a year of 360 days and the actual number of days expired during the applicable period.

6.
Proposed Borrowing. In accordance with Section 2.25 of the Credit Agreement, Borrower has previously delivered to Administrative Agent an executed Funding Notice for Series A-2 Tranche A Term Loans, requesting a proposed borrowing in the principal amount of $850,000,000 (the “Proposed Borrowing”) on the date hereof (the “Series A-2 Tranche A Term Loan Funding Date”). Each New Term Loan Lender shall make its Series A-2 Tranche A Term Loan available to Administrative Agent not later than 11:00 a.m. (New York City time) on the date hereof, by wire transfer of same day funds in Dollars at the Principal Office designated by Administrative Agent. Promptly upon receipt thereof, Administrative Agent shall make the proceeds of the Series A-2 Tranche A Term Loans available to Borrower on the date hereof by causing an amount of same day funds in Dollars equal to the proceeds of all such loans received by Administrative Agent from New Term Loan Lenders to be credited to the account of Borrower, at the Principal Office designated by Administrative Agent or to such other account as may be designated in writing to Administrative Agent by Borrower.

7.
New Lenders. Each New Term Loan Lender (other than any New Term Loan Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) acknowledges and agrees that upon its execution of this Agreement its Series A-2 Tranche A Term Loan Commitments shall be effective and that such New Term Loan Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

8.
Credit Agreement Governs. Series A-2 Tranche A Term Loans shall be subject to the provisions of the Credit Agreement and the other Credit Documents, except as set forth in this Agreement, and shall constitute Tranche A Term Loans thereunder.

9.	Borrower’s Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and Borrower hereby certify that:

i.
The representations and warranties set forth in Section 4.1(a) of the Credit Agreement (solely with respect to due organization), Section 4.1(b) of the Credit Agreement (solely with respect to this Agreement), Section 4.3 of the Credit Agreement (solely with respect to this Agreement), Section 4.4(a)(ii) of the Credit Agreement (solely with respect to this Agreement), 4.4(b) of the Credit Agreement with respect to material debt agreements (solely with respect to this Agreement); Section 4.6 of the Credit Agreement (solely with respect to this Agreement), Section 4.15 of the Credit Agreement (solely with respect to regulation under the Investment Company Act of 1940), Section 4.16 of the Credit Agreement (solely with respect to this Agreement); Section 4.20 of the Credit Agreement; Section 4.23 of the Credit Agreement (solely with respect to the PATRIOT Act and the U.S. Foreign Corrupt Practices Act of 1977) and Section 4.25 of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; and

ii.
Borrower has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof in connection with the Proposed Borrowing.

10.	Borrower Covenants. By its execution of this Agreement, Borrower hereby covenants that:

i.
Borrower shall deliver or cause to be delivered the following legal opinions and documents: originally executed copies of the favorable written opinions of (a) Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel to the Credit Parties, (b) Chancery Chambers, special Barbados counsel to the Credit Parties, (c) Norton Rose Fulbright Canada LLP, special Canadian counsel to the Credit Parties, (d) Baker & McKenzie, special Luxembourg counsel to the Credit Parties, (e) Conyers Dill & Pearman Limited, special Bermuda counsel to the Credit Parties, (f) Arthur Cox, special Ireland counsel to the Credit Parties and (g) Baker & McKenzie, special Swiss counsel to the Credit Parties together with all other legal opinions and other documents reasonably requested by Administrative Agent in connection with this Agreement.

11.	Bausch & Lomb Acquisition. The Acquisition shall have been consummated or shall be consummated substantially simultaneously with the initial borrowing of the Series A-2 Tranche A Term Loans.

12.
Use of Proceeds. The proceeds of the Series A-2 Tranche A Term Loans on the Series A-2 Tranche A Term Loans Funding Date shall be used to finance a portion of the Bausch & Lomb Transactions; provided that any excess proceeds of the Series A-2 Tranche A Term Loans remaining after the financing of the Bausch & Lomb Transactions may be used for general corporate purpose of the Borrower.

13.
Eligible Assignee. By its execution of this Agreement, each New Term Loan Lender (other than any New Term Loan Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Credit Agreement) represents and warrants that it is an Eligible Assignee.

14.	Notice. For purposes of the Credit Agreement, the initial notice address of each New Term Loan Lender shall be as set forth below its signature below.

15.
Non‑U.S. Lenders. For each New Term Loan Lender that is a Non‑U.S. Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Term Loan Lender may be required to deliver to Administrative Agent pursuant to subsection 2.20(d) of the Credit Agreement.

16.	Recordation of the New Loans. Upon execution and delivery hereof, Administrative Agent will record the Series A-2 Tranche A Term Loans made by New Term Loan Lenders pursuant hereto in the Register.

17.	Reaffirmation.

i.
Each Credit Party hereby expressly acknowledges the terms of this Agreement and reaffirms, as of the date hereof, the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby.

ii.
Each Credit Party, by its signature below, hereby affirms and confirms (a) its obligations under each of the Credit Documents to which it is a party, and (b) the pledge of and/or grant of a security interest or hypothec in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents.

ii.
Each Credit Party acknowledges and agrees that each of the Credit Documents in existence as of the date hereof shall be henceforth read and construed in accordance with and so as to give full force and effect to the ratifications, confirmations, acknowledgements and agreements made herein.

18.
Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

19.
Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended and supplemented hereby and that this Agreement is a Credit Document.

20.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

21.
Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

22.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.
GOLDMAN SACHS LENDING PARTNERS LLC, as a “New Term Loan Lender”
By:     /s/ Elizabeth Fischer
Name:    Elizabeth Fischer
Title:    Authorized Signatory
Notice Address:
Attention:
Telephone:
Facsimile:

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
as Borrower

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Executive Vice President and Chief Financial Officer

VALEANT PHARMACEUTICALS INTERNATIONAL
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Executive Vice President and Chief Financial Officer

ATON PHARMA, INC.
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Executive Vice President and Chief Financial Officer

CORIA LABORATORIES, LTD.
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Executive Vice President and Chief Financial Officer

DOW PHARMACEUTICAL SCIENCES, INC.
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Executive Vice President and Chief Financial Officer

VALEANT PHARMACEUTICALS NORTH AMERICA LLC
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Executive Vice President and Chief Financial Officer

DR. LEWINN’S PRIVATE FORMULA INTERNATIONAL, INC.
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Chief Financial Officer

MEDICIS PHARMACEUTICAL CORPORATION
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Executive Vice President, Chief Financial Officer and Treasurer

OCEANSIDE PHARMACEUTICALS, INC.
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title: Chief Financial Officer and Treasurer

PRINCETON PHARMA HOLDINGS, LLC
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Executive Vice President and Chief Financial Officer

PRIVATE FORMULA CORP.
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Chief Financial Officer and Treasurer

RENAUD SKIN CARE LABORATORIES, INC.
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Chief Financial Officer and Treasurer

VALEANT BIOMEDICALS, INC.
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Chief Financial Officer and Treasurer

BIOVAIL AMERICAS CORP.
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Chief Financial Officer and Treasurer

PRESTWICK PHARMACEUTICALS, INC.
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Chief Financial Officer and Treasurer

ORAPHARMA, INC.
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Executive Vice President, Chief Financial Officer and Treasurer

ORAPHARMA TOPCO HOLDINGS, INC.
as Guarantor

By:        /s/ Howard B. Schiller
Name:    Howard B. Schiller
Title:    Executive Vice President, Chief Financial Officer and Treasurer

OBAGI MEDICAL PRODUCTS, INC.

By:        /s/ Linda LaGorga
Name:    Linda LaGorga
Title:     Treasurer

OMP, INC.

By:        /s/ Linda LaGorga
Name:    Linda LaGorga
Title:     Treasurer

VALEANT INTERNATIONAL BERMUDA
as Guarantor

By:        /s/ Peter J. McCurdy
Name:    Peter J. McCurdy
Title:    President and Assistant Secretary

VALEANT PHARMACEUTICALS HOLDINGS BERMUDA
as Guarantor

By:        /s/ Peter J. McCurdy
Name:    Peter J. McCurdy
Title:    President and Assistant Secretary

VALEANT PHARMACEUTICALS NOMINEE BERMUDA
as Guarantor

By:        /s/ Peter J. McCurdy
Name:    Peter J. McCurdy
Title:    President and Assistant Secretary

VALEANT HOLDINGS (BARBADOS) SRL
as Guarantor

By:        /s/ Mauricio Zavala
Name:    Mauricio Zavala
Title:    Manager and Assistant Secretary

HYTHE PROPERTY INCORPORATED
as Guarantor

By:        /s/ Mauricio Zavala
Name:    Mauricio Zavala
Title:    Assistant Secretary

VALEANT PHARMACEUTICALS HOLDINGS (BARBADOS) SRL
as Guarantor

By:        /s/ Mauricio Zavala
Name:    Mauricio Zavala
Title:    Manager and Assistant Secretary

VALEANT CANADA GP LIMITED
as Guarantor

By:        /s/ Robert R. Chai-Onn
Name:    Robert R. Chai-Onn
Title:    Executive Vice President and General Counsel

VALEANT CANADA LP by its sole general partner, VALEANT CANADA GP LIMITED as Guarantor

By:        /s/ Robert R. Chai-Onn
Name:    Robert R. Chai-Onn
Title:    Executive Vice President and General Counsel

V-BAC HOLDING CORP.
as Guarantor

By:        /s/ Robert R. Chai-Onn
Name:    Robert R. Chai-Onn
Title:    Vice President

VALEANT PHARMACEUTICALS IRELAND
as Guarantor

By:        /s/ Graham Jackson
Name:    Graham Jackson
Title:    Director

BIOVAIL INTERNATIONAL S.À R.L.
as Guarantor

By:        /s/ Bruce Goins
Name:    Bruce Goins
Title:    Manager

VALEANT PHARMACEUTICALS LUXEMBOURG S.À R.L.
as Guarantor

By:        /s/ Bruce Goins
Name:    Bruce Goins
Title:    Manager

PHARMASWISS SA
as Guarantor

By:        /s/ Matthias Courvoisier
Name:    Matthias Courvoisier
Title:    Director

Signed by
Valeant Holdco 2 Pty Ltd (ACN 154 341 367)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

Signed by
Wirra Holdings Pty Limited (ACN 122 216 577)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

Signed by
Wirra Operations Pty Limited (ACN 122 250 088)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

Signed by
iNova Pharmaceuticals (Australia) Pty Limited (ACN 000 222 408)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

Signed by
iNova Sub Pty Limited (ACN 134 398 815)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

Signed by
Wirra IP Pty Limited (ACN 122 536 350)
as Guarantor
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert R. Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller

Name of director (please print)	Name of director (please print)

Consented to by:

GOLDMAN SACHS LENDING PARTNERS LLC
As Administrative Agent and Collateral Agent

By:        /s/ Elizabeth Fischer
Authorized Signatory

SCHEDULE A
TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
GOLDMAN SACHS LENDING PARTNERS LLC	Series A-2 Tranche A Term Loan Commitment	$850,000,000
		Total: $850,000,000